UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
  Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange Act of
                             1934 (Amendment No. )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY ( AS PERMITTED BY RULE 14-A-6
   (E) (2) )

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S) 240.14a-11  ( c )  or (S) 240.14a-12


                            Heritage Bankshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14-a6 (i) (4) and 0-11

         (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------

         (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------

         (5) Total fee paid:
         -----------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials

Heritage Bankshares, Inc.
200 East Plume Street
Norfolk, Virginia 23510
Telephone (757) 523-2600


June 3, 2002

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Heritage Bankshares, Inc. to be held on Wednesday, June 26, 2002, at 10:00 a.m.

         This year the meeting will be held at the Heritage Bank & Trust, Ocean View Branch, 735 East Ocean View Avenue, Norfolk, Virginia 23503.

         The purposes of this meeting are set forth in the enclosed proxy statement. In addition, we will present a report on the activities of the Corporation and give you an opportunity to ask questions of your Management and Directors.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY COMPLETING, SIGNING AND RETURNING YOUR PROXY FORM.

Sincerely,

Robert J. Keogh                             Peter M. Meredith, Jr.
President                                   Chairman of the Board

HERITAGE BANKSHARES, INC.
200 East Plume Street o Norfolk, Virginia 23510
Telephone (757) 523-2600
(Mailing Address of Principal Executive Offices)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 26, 2002

         The Annual Meeting of the Stockholders of Heritage Bankshares, Inc., will be held at the Heritage Bank & Trust, Ocean View Branch, 735 East Ocean View Avenue, Norfolk, Virginia, at 10:00 a.m. local time on Wednesday, June 26, 2002, for the following purposes:

                  (1) To elect three directors to the Board of Directors for three year terms, ending in 2005: F. Dudley Fulton, Gerald L. Parks, and Ross C. Reeves;

                  (2) To ratify the appointment by the Board of Directors of Witt, Mares & Company, PLC as independent accountants of the Corporation for the year ending December 31, 2002; and

                  (3) To transact such other business as may properly come before the meeting.

         Stockholders of record at the close of business on April 26, 2002, are entitled to notice of, and to vote at, the meeting or any adjournment thereof. Stockholders are being mailed a copy of our Annual Report for the year ending December 31, 2001 together with this proxy material.

By order of the Board of Directors,




Robert J. Keogh                                      Peter M. Meredith, Jr.
President                                            Chairman of the Board

Norfolk Virginia
June 3, 2002

IMPORTANT NOTICE:
         TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED AT THE MEETING, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

HERITAGE BANKSHARES, INC.
200 East Plume Street o Norfolk, Virginia 23510
Telephone (757) 523-2600

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

         This proxy statement is furnished in connection with the solicitation by the management of Heritage Bankshares, Inc., (hereinafter referred to as the "Corporation"), on behalf of the Board of Directors of the Corporation, of proxies to be voted at the Annual Meeting of Stockholders of the Corporation to be held at the Heritage Bank & Trust, Ocean View Branch, 735 East Ocean View Avenue, Norfolk, Virginia on Wednesday, June 26, 2002 (the "Annual Meeting"), or any adjournment thereof. All costs of this solicitation will be borne by the Corporation. Proxies may be solicited by regular employees of the Corporation or its subsidiary, Heritage Bank & Trust (sometimes hereinafter referred to as the "Bank"), at a nominal cost by telephone or visit, and brokers and nominees will be reimbursed for their expenses in soliciting proxies from beneficial owners.

         All properly executed proxies in the accompanying form received by the Corporation prior to the Annual Meeting will be voted at the Annual Meeting in accordance with any direction noted on the proxies. Any stockholder may revoke its proxy at any time before it is voted at the Annual Meeting.

         This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about June 3, 2002.

         The Board of Directors has established April 26, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record as of the close of business on April 26, 2002 are entitled to vote at the Annual Meeting, and as of that date there were 779,975 shares of common stock of the Corporation issued and outstanding, par value $5.00 per share. Each share is entitled to one vote on all matters that may come before the Annual Meeting. Other than the election of directors, the affirmative vote of a majority of those shares present and voting (represented in person or by properly executed proxy) on the action will be required to approve any action to be taken at the Annual Meeting. The election of directors of the Corporation will be determined by a plurality of votes cast (in person or by properly executed proxy). Abstentions and shares held in street name ("Broker Shares") voted as to any matter at the Annual Meeting will be included in determining the number of shares present or represented at the meeting. Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining the number of shares present or represented at the meeting.

         The Corporation will provide without charge, on the written request of any stockholder, additional copies of its Annual Report for the fiscal year ended December 31, 2001, or Form 10-KSB, including the financial statements and the schedules attached thereto, which was filed with the Securities and Exchange Commission on March 29, 2002. Stockholders of record on April 26, 2002 and beneficial owners of such securities should submit requests for copies of the report to Catherine P. Jackson, Chief Operating Officer, Corporate Finance, 1450 South Military Highway, Suite l, Chesapeake, Virginia 23320.

PROPOSAL 1:  ELECTION OF DIRECTORS

         The bylaws of the Corporation currently provide for fourteen directors. The terms of directors F. Dudley Fulton, Gerald L. Parks, and Ross C. Reeves expire at the Annual Meeting.

         The Nominating Committee of the Corporation, at its meeting on January 23, 2002, recommended the hereinafter listed nominees to serve as directors of the Corporation, each of whom is now serving as a director of the Corporation.

         It is the intention of the Board of Directors, unless stockholders specify otherwise by their proxies, to vote for the election of the nominees named below. Although the Board of Directors does not expect that any of the persons named will be unable to serve as a director, should any of them be unable to accept nomination or election, it is intended that shares represented by the accompanying form of proxy will be voted by the proxy holders for such other person or persons as may be designated by the current Board of Directors.

         Certain information concerning the nominees is set forth below.

         Directors are elected by plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The Board of Directors unanimously recommends that all stockholders vote "FOR" the director nominees set forth below.


NOMINEES

                                                                                        Shares of the Corporation
                                                                                        Owned Beneficially,
                                                                                        Directly or Indirectly, on
                                                                                        March 22, 2002(1), and %
                                                                                        of Outstanding Shares
         Name                       Age     Principal Occupation
                                            or Employment                               Director          Common
                                            During Last Five Years                      Since             Stock
                                             (to serve until the 2005
                                            Annual Meeting of Stockholders)

F. Dudley Fulton                    53      President and Chief Executive Officer,      1991              8,300
5306 Lakeside Avenue                        Henderson & Phillips/USI                                      1.06%
Virginia Beach, VA 23451

Gerald L. Parks                     68      Chairman and Chief Executive Officer,       1977              5,195 (2)
27307 Evergreen Lane                        Capes Shipping Agencies, Inc.                                 0.67%
Harborton, VA 23389

Ross C. Reeves                      53      Attorney,                                   1994              4,142 (3)
1068 Algonquin Road                         Willcox & Savage, P.C.                                        0.53%
Norfolk, VA 23505

(1) In calculating the number of shares of common stock which are beneficially owned (and thus the percentage of common stock beneficially owned), a person is deemed to own common stock if that person has the right to acquire beneficial ownership of common stock within sixty (60) days through the exercise of any option, warrant or right, or through the conversion of any security.

(2) Includes 4,614 shares owned jointly with his wife.

(3) Includes 3,142 shares held as custodian for others.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT



The following schedule sets forth information regarding the beneficial ownership of the Corporation's common stock as of March 22, 2002, of (i) each of the Corporation's directors; (ii) each person known by the Corporation to be the holder of 5% or more of the Corporation's outstanding common stock; and (iii) all of the Corporation's directors and executive officers as a group. In calculating the number of shares of common stock which are beneficially owned (and thus the percentage of common stock beneficially owned) a person is deemed to own common stock if that person has the right to acquire beneficial ownership of common stock within sixty (60) days through the exercise of any option, warrant or right, or through the conversion of any security.

                                                                                        Shares of the Corporation
                                                                                        Owned Beneficially,
                                                                                        Directly or Indirectly, on
                                                                                        March 22, 2002, and %
                                                                                        of Outstanding Shares
Name                                Age     Principal Occupation
                                            or Employment                               Director          Common
                                            During Last Five Years                      Since             Stock

Lisa F. Chandler                    47      Executive Vice President,                   1998              642
6127 Studeley Avenue                        Nancy Chandler Associates, Inc.                               0.08%
Norfolk, VA 23508

James A. Cummings                   59      President,                                  1992              6,128 (1)
2073 Thomas Bishop Lane                     Southern Atlantic Label Company, Inc.                         0.79%
Virginia Beach, VA 23454

F. Dudley Fulton                    53      President and Chief Executive Officer,      1991              8,300
5306 Lakeside Avenue                        Henderson & Phillips/USI                                      1.06%
Virginia Beach, VA 23451

Henry U. Harris, III                50      President,                                  1992              31,305 (2)
1503 North Shore Road                       Virginia Investment Counselors, Inc.                          4.01%
Norfolk, VA 23505

Stephen A. Johnsen                  56      President and Chief Executive Officer,      1988              3,618 (3)
P.O. Box 48                                 Flagship Group, Ltd.                                          0.46%
Pungoteague, VA 23422

Robert J. Keogh                     53      President and Chief Executive Officer,      1988              51,898 (4)
6146 Sylvan Street                          Heritage Bank & Trust                                         6.65%
Norfolk, VA 23508

Peter M. Meredith, Jr.              50      Chairman and Chief Executive Officer,       1992              47,176 (5)
5320 Edgewater Drive                        Meredith Construction Company, Inc.                           6.05%
Norfolk, VA 23508

L. Allan Parrott, Jr.               36      President,
417 Susan Constant Drive                    Tidewater Fleet Supply, LLC                 2002              365
Virginia Beach, VA 23451                                                                                  .05%

Gerald L. Parks                     68      Chairman and Chief Executive Officer,       1977              5,195 (6)
27307 Evergreen Lane                        Capes Shipping Agencies, Inc.                                 0.67%
Harborton, VA 23389






Ross C. Reeves                      53      Attorney,                                   1994              4,142 (7)
1068 Algonquin Road                         Willcox & Savage, P.C.                                        0.53%
Norfolk, VA 23505

Harvey W. Roberts, III              57      Certified Public Accountant                 1993              29,792 (8)
7612 North Shore Road                       McPhillips, Roberts & Deans, PLC                              3.82%
Norfolk, VA 23508
-------------------------------                                                                           -----------
         All Executive Officers and Directors as a group (11 persons)                                     188,561
                                                                                                          24.18%

(1) Includes 1,500 shares owned jointly with his wife.

(2) Includes (a) 3,555 shares owned jointly with his wife, and (b) 4,249 shares held as custodian for others.

(3) Includes 1,650 owned jointly with his wife.

(4) Includes (a) 1,335 shares owned jointly with his wife and (b) 39,250 shares issuable upon exercise of options to purchase shares pursuant to the Stock Option Plan for employees of the Company. See "Compensation Pursuant to Plans" below.

(5) Includes (a) 10,960 shares held as Meredith Realty Company, L.L.C., (b) 13,208 shares held as Pomar Holding, L.L.C. and (c) 3,000 shares held as Meredith Realty Associates. Since 1994, Mr. Meredith has served as a director on and chairman of the Board of Directors of Waterside Capital Corporation.

(6) Includes 4,614 shares owned jointly with his wife.

(7) Includes 3,142 shares held as custodian for others.

(8) Includes (a) 17,280 shares owned by his wife and (b) 3,000 shares owned jointly with his wife.


SECTON 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than 10% of the Corporation's common stock to file reports of ownership and changes in ownership (i.e., Forms 3, 4 and 5) with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Corporation, the Corporation believes that all Section 16(a) filing requirements applicable to our executive officers, directors and 10% stockholders were complied with in a timely manner for the year 2001.

INFORMATION ABOUT COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held twelve meetings during the year ending December 31, 2001. During 2001, each of the Directors attended at least 75 percent of the total number of meetings of the Board and 75 percent of the total number of meetings held by all committees of the Board on which he served.

         The Board of Directors has standing Executive, Compensation and Audit Committees and a specially appointed Nominating Committee.

         The members of the Nominating Committee are Henry U. Harris, III, Chairman, Ross C. Reeves, Harvey W. Roberts, III, Peter M. Meredith, Jr., and Robert J. Keogh. The Executive Committee of the Corporation periodically performs certain duties that the Nominating Committee would perform. The Nominating Committee will receive and consider nominations to the Board of Directors recommended by the stockholders provided: (a) the nominations are made in writing, (b) the nominee is notified in advance of such recommended nomination, and (c) the nominee agrees in advance to serve if elected. The Nominating Committee met two times in 2001.

         The members of the Executive Committee are Peter M. Meredith, Jr., Chairman, Henry U. Harris, III, Stephen A. Johnsen, Harvey W. Roberts, III, and Robert J. Keogh. The Executive Committee met twelve times during the year ended December 31, 2001. The Executive Committee is delegated the power, with certain exceptions, of the Board of Directors to act in place of the full Board when the Board is not in session.

         The members of the Compensation Committee are F. Dudley Fulton, Chairman, Peter M. Meredith, Jr., Stephen A. Johnsen, Gerald L. Parks, and Robert J. Keogh. They met one time during the year ended December 31, 2001. The Compensation Committee makes recommendations to the Board of Directors as to, among other things, the compensation of the Chief Executive Officer and other compensation and benefit issues.

Audit Committee Report

         The Corporation's Audit Committee  currently has three members,  Harvey
W. Roberts, III, Chairman, Ross C. Reeves and Henry U. Harris, III. Each of the members of the Audit Committee is an "independent director" under the rules of the National Association of Securities Dealers listing standards, as the standards may be amended or modified. The Audit Committee met three times in the year ended December 31, 2001. The Audit Committee's responsibilities are described in a written policy statement and charter that was adopted by the Corporation's Board of Directors and is attached to this proxy statement as an Appendix.

         The Audit Committee has reviewed and discussed the Corporation's audited financial statements for the fiscal year ended December 31, 2001 with the Corporation's management. The Audit Committee has discussed with Witt, Mares & Company, PLC, the Corporation's independent accountants, the matters required to be discussed by SAS 61, Communication With Audit Committees. The Audit Committee has received the written disclosures and the letter from Witt, Mares & Company, PLC required by Independence Standards Board Standard No.1, "Independence Discussions with Audit Committees", and has discussed with Witt, Mares & Company, PLC its independence from the Corporation. Based on the review and discussions described in this paragraph, the Audit Committee recommended to the Corporation's Board of Directors that the Corporation's audited financial statements for the year ended December 31, 2001 be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with Securities and Exchange Commission.

         Members of the Audit Committee:

                  Harvey W. Roberts, III, Chairman
                  Ross C. Reeves
                  Henry U. Harris, III

Auditor Fee Information

         Audit Fees. The aggregate fees billed by Witt, Mares & Company, PLC for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Corporation's Quarterly Reports on Forms 10-QSB for 2001 were $22,800.

         Financial Information Systems Design and Implementation Fees/All Other Fees. There were no fees billed by Witt, Mares & Company, PLC for professional services related to financial information systems design and implementation for the Corporation or any other fees for the fiscal year ended December 31, 2001.

         The Audit Committee of the Board of Directors has considered whether the provision of the services covered by "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of Witt, Mares & Company, PLC.


COMPENSATION OF EXECUTIVES AND DIRECTORS

The table below sets forth a summary of the compensation the Corporation paid for the last three years to the Chief Executive Officer, who was the only executive officer of the Corporation whose salary and bonus compensation during 2001 exceeded $100,000

                           SUMMARY COMPENSATION TABLE (1)

Name and                                                                  Stock
Principal                                                 Director's     Options
Position                  Year    Salary       Bonus        Fees         Granted

Robert J. Keogh           2001    $135,000    $18,000      $4,800             -
   President, Chief       2000    $125,000    $31,000      $4,800          1,950
   Executive Officer      1999    $ 97,190    $29,800      $4,800          4,500

(1) In addition, the Corporation provides Mr. Keogh with an automobile. Also see "Compensation Pursuant to Plans" below.

         In 2001, there were no grants of stock options to or exercises of stock options by the Chief Executive Officer, who was the only executive officer of the Corporation whose salary and bonus compensation during 2001 exceeded $100,000.

         Directors of the Corporation and Directors of Heritage Bank & Trust receive $500 for each Board of Directors meeting attended and $150 for each committee meeting attended. Committee Chairs receive $200 for each committee meeting chaired.

                         COMPENSATION PURSUANT TO PLANS

         Employee Stock Option Plan. As of December 31, 2001, stock options for 128,250 shares of the Corporation's common stock are outstanding and, of these options, 94,319 are exercisable. Options are granted and are exercisable at option prices ranging from $4.60 to $14.50 per share.

         Non-Employee Director Stock Option Plan. As of December 31, 2001, stock options for 18,000 shares of the Corporation's common stock are outstanding and, of these options, none are exercisable. Options are exercisable at $12.30 per share.
         Deferred Compensation Plan. In 1985, the Bank entered into a deferred compensation and retirement arrangement with seven directors and one officer. Each participant is fully vested. Our policy is to accrue the estimated amounts to be paid under the contracts over the expected period of active employment. The Bank has purchased life insurance contracts in order to fund the expected liabilities under the contracts. Upon reaching age 70, each participant will receive a retirement benefit ranging from $391 to $3,355 per month for each of the succeeding 120 months. If the participant dies prior to reaching age 70, his or her beneficiary will receive the monthly retirement benefits. The Bank has purchased life insurance contracts in order to fund the expected liabilities under the deferred compensation arrangements. As of December 31, 2001, Heritage Bank & Trust had accrued $239,605 to reflect the anticipated liability.
         In 1989, Robert J. Keogh, President of Heritage Bank & Trust (and Chief Executive Officer of the Corporation), became a participant in the Heritage Bank & Trust Executive Security Plan. In the event Mr. Keogh dies before he is 65 years old, his beneficiary will receive monthly payments of $4,167 for each of the succeeding 180 months. Upon Mr. Keogh's retirement, he will receive $4,167 per month for each of the succeeding 180 months or until his death, and, thereafter, his beneficiary will receive such retirement benefits. The Corporation intends to fund this obligation through insurance proceeds. As of December 31, 2001, $97,470 was accrued to reflect the anticipated liabilities under the Executive Security Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Many directors of the Corporation and Heritage Bank & Trust and their associates, including business concerns in which they are officers or directors or in which they and/or their immediate families have a substantial interest, are customers of Heritage Bank & Trust. As such, they have had transactions with the Bank, including loans made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable loans to other parties. Such loans have not involved more than the normal risk of collectibility or other unfavorable features. See related party loan and deposit disclosures in
Note 13 of the Consolidated Financial Statements included in the Corporation's Annual Report.

         Heritage Bank & Trust occupies 7,581 square feet of a building located at 1450 South Military Highway in Chesapeake, Virginia. The building is owned by IBV Partners, L.P., a Virginia limited partnership, which has as its sole general partner IBV Real Estate Holdings, Inc., a wholly-owned subsidiary of the Corporation. Former and current directors of the Corporation and Heritage Bank & Trust own an aggregate of approximately 34% of the limited partnership interests. IBV Partners, L.P. and Heritage Bank & Trust entered into a lease in December 1986, which was modified in December 2001. See disclosures regarding the lease commitment in Note 12 of the Consolidated Financial Statements included in the Corporation's Annual Report.

         The Corporation and Heritage Bank & Trust purchase various types of business insurance through the Flagship Group, LTD, of which Stephen A. Johnsen is President. Mr. Johnsen is a director and Secretary of the Corporation.
Insurance  premiums  paid to the  Flagship  Group,  LTD as agent for  commercial insurance providers was $48,000 during 2001. The Bank has also sold securities to the Flagship Group, LTD under agreements to repurchase, which constitute approximately 64% of the securities sold by the Bank under agreements to repurchase at December 31, 2001. See Note 9 of the Consolidated Financial Statements included in the Corporation's Annual Report for additional information.

         Heritage Bank & Trust has retained the law firm of Willcox & Savage, P.C. in connection with certain legal representations and expects to continue to do so in the future. Ross C. Reeves, a director of the Corporation is an attorney in the law firm. Fees paid to Willcox & Savage, P.C. by Heritage Bank & Trust were $1,000 in 2001.

PROPOSAL 2:  APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors, upon the recommendation of its Audit Committee, has appointed Witt, Mares & Company, PLC, One Columbus Center, Suite 1001, Virginia Beach, Virginia 23462-6764, as the independent accountants for the Corporation for the 2002 fiscal year. Witt, Mares & Company, PLC has served as the Corporation's independent accountants and auditors since March 29, 2001. The Corporation is seeking the ratification of the appointment of Witt, Mares & Company, PLC as our independent auditors for the fiscal year 2002.
         A representative of Witt, Mares & Company, PLC is expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

         Ratification by the stockholders of Witt, Mares & Company, PLC as the Corporation's independent accountants requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. The Board of Directors unanimously recommends that the stockholders vote "FOR" the ratification of Witt, Mares & Company, PLC.

STOCKHOLDER PROPOSALS

         Under the regulations of the SEC as currently in effect, proposals of stockholders intended to be presented at the Corporation's 2003 annual meeting must be received by the Secretary of the Corporation, at its principal executive offices at 200 East Plume Street, Norfolk, Virginia 23510, no later than December 21, 2002, in order to be included in the proxy materials for the 2003 meeting. Any proposal that is received by the Corporation after December 21, 2002 will be considered untimely for consideration in the 2003 annual meeting.

OTHER BUSINESS

         The Board of Directors is not aware of any other business to come before the Annual Meeting as of the date of this proxy statement other than those matters addressed in this proxy statement. If, however, any other matters not referred to in the enclosed proxy come before the Annual Meeting, including matters incident to the conduct of the meeting, the holders of the proxies will vote the shares represented by the proxies in their discretion.


                                  By Order of the Board of Directors,





Robert J. Keogh                                      Peter M. Meredith, Jr.
President                                            Chairman of the Board


Norfolk, Virginia
June 3, 2002

PLEASE VOTE - YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please fill in, sign and mail the proxy. It is Important that you return your Proxy as soon as possible to assure that your proxy will be voted and to avoid the additional expense of further solicitation.





HERITAGE BANKSHARES, INC.

--------------------------------------------------------------------------------

                           HERITAGE BANKSHARES, INC.
                            Norfolk, Virginia 23510
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 26, 2002

        The undersigned hereby appoints F. Dudley Fulton, Chairman and James A. Cummings, and each of them as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of HERITAGE BANKSHARES, INC., held of record by the undersigned on April 26, 2002, at the Annual Meeting of Stockholders to be held on June 26, 2002, or at any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2


1.   ELECTION OF DIRECTORS FOR THE TERMS SPECIFIED IN THE PROXY STATEMENT
     [ ] For all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.
         F. Dudley Fulton, Gerald L. Parks, Ross C. Reeves
     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

     ------------------------------------------------------------------------

2. RATIFICATION of selection of Witt, Mares & Company, PLC as independent accountants, as proposed in the Proxy Statement.

     [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business, and matters incident to the conduct of the meeting, as may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1 and 2


PLEASE SIGN exactly as your name appears hereon. When shares are held by joint tenants, only one of such persons need sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         Please mark, sign, date and return proxy card promptly.

                         Date_____________________________________________, 2002


                         -------------------------------------------------------
                                             Signature

                         -------------------------------------------------------
                                             Signature
                         [ ] Will attend meeting.   [ ] Will NOT attend meeting